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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report                                June 21, 2010
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                        Omagine, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the
     Securities Act;
[ ]  Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.
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ITEM 7.01 FD Disclosure
------------------------

On June 21, 2010, the Registrant's CEO and President, Frank J.
Drohan, participated in an interview conducted by the Registrant's investor relations firm, Agoracom Investor
Relations Corp. ("Agoracom"). The interview will be published on the Registrant's hub of the Agoracom website and may be heard in its entirety using this link:
http://smallcapepicenter.com/executive/OMAGaolJUN2010/


Item 9.01 Financial Statements and Exhibits
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(c) Exhibits.

EX 99. A transcript of the interview is attached and furnished as an exhibit hereto.




                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 22, 2010

                                 Omagine, Inc.
                              ---------------------------------
                                (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer